UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported):
April 12, 2011
Lender Processing Services, Inc.
(Exact name of Registrant as Specified in its Charter)
001-34005
(Commission File Number)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	26-1547801 (IRS Employer Identification Number)
601 Riverside Avenue
Jacksonville, Florida 32204
(Addresses of Principal Executive Offices)
(904) 854-5100
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.
     The purpose of filing this Form 8-K is solely to disclose the Order under Item 1.01, and the disclosure contained in this Form 8-K is substantially the same as the disclosure contained in the previously filed Form 8-K.
     As previously disclosed under Item 8.01 of a Form 8-K filed on April 13, 2011, we have entered into a consent order (the “Order”) with the Board of Governors of the Federal Reserve System, the Federal Deposit Insurance Corporation, the Office of the Comptroller of the Currency and the Office of Thrift Supervision (collectively, the “banking agencies”) in connection with their review of matters relating to the mortgage servicing industry, including the services provided to mortgage servicers by our DocX and Default Solutions operations. This review included document execution services we provided to mortgage servicers regulated by those agencies (“Servicers”). The Order does not make any findings of fact or conclusions of wrongdoing, nor does LPS admit any fault or liability. The Order requires further study of the issues identified in the review and enhancement of oversight, compliance, audit and risk management plans with respect to those businesses. We will engage an independent third party to conduct a risk assessment and review of our default management businesses and the document execution services we provided to Servicers from January 1, 2008 through December 31, 2010. To the extent such review requires additional remediation of mortgage documents, we have agreed to implement an appropriate plan to address the issues. The Order does not include any fine or other monetary penalty, although the banking agencies have not yet concluded their assessment of whether any civil money penalties may be imposed.
     A copy of the Order is included as Exhibit 99.1 and is incorporated herein by reference. The description of the Order set forth above does not purport to be complete, and is qualified by reference to the full text of the Order.

Item 9.01.	Financial Statements and Exhibits.

99.1	Consent Order among Lender Processing Services, Inc. and the Board of Governors of the Federal Reserve System, the Federal Deposit Insurance Corporation, the Office of the Comptroller of the Currency and the Office of Thrift Supervision.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Lender Processing Services, Inc.
Date: April 13, 2011	By:	/s/ Thomas L. Schilling
Thomas L. Schilling
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
99.1	Consent Order among Lender Processing Services, Inc. and the Board of Governors of the Federal Reserve System, the Federal Deposit Insurance Corporation, the Office of the Comptroller of the Currency and the Office of Thrift Supervision.